                                                                   EXHIBIT 10.16
                                                                   -------------

                           FIRST AMENDMENT TO LEASE
                           ------------------------

     THIS FIRST AMENDMENT TO LEASE dated as of December 24, 1999, between MICHELSON FARM - WESTFORD TECHNOLOGY PARK TRUST VI, having a mailing address c/o The Gutierrez Company, Burlington Office Park, One Wall Street, Burlington, Massachusetts 01803, as landlord (the "Landlord"), and DAVOX CORPORATION, having a mailing address at 6 Technology Park Drive, Westford, Massachusetts 01886, as tenant (the "Tenant").

                                   WITNESSETH


     WHEREAS, Landlord and Tenant have entered into that certain Lease, dated as of February 28, 1997 (hereinafter, the "Lease") with respect to Building #6, so-called (as more particularly defined in the Lease as the "Premises"), located in the Michelson Farm-Westford Technology Park, Westford, Massachusetts (as in the Lease more particularly described, the "Office Park");

     WHEREAS, the Term of the Lease will expire on September 30, 2000, subject to Tenant's option to extend set forth in Section 3.2 of the Lease;

     WHEREAS, Landlord and Tenant have agreed to amend the Lease to extend the initial Term Expiration Date to eight (8) years following the Term Commencement Date for the Additional Premises (as hereinafter defined), or approximately November 15, 2000;

     WHEREAS, Landlord desires to build and lease and Tenant desires to lease and occupy an approximately 25,000 square foot additional two-story building expansion (the "Additional Premises");

     WHEREAS, Tenant desires to renovate the Original Premises (as hereinafter defined) and to make tenant improvements to the Additional Premises and Landlord desires to complete such renovations and build such tenant improvements; and

     WHEREAS, Landlord and Tenant have agreed to make certain additional amendments to the Lease to set forth the additional provisions with respect to the Additional Premises.

     NOW, THEREFORE, Landlord and Tenant, in consideration of the Premises, the covenants expressed herein and in the Lease, and other good and valuable consideration, the receipt and the sufficiency of which are hereby acknowledged, hereby agree that the Lease shall be amended as follows:

     1.   Article I, Section 1.1 of the Lease is hereby amended as follows:

          By deleting Section 1.1 in its entirety and by replacing the same with
          Section 1.1 attached hereto as Schedule "A" and made a part hereof.

     2.   Article 1, Section 1.2 of the Lease is hereby amended as follows:

          By adding after the last line thereof the following:

          "Exhibit A-1  Schedule of Plans Showing Additional Premises and
                        Outline
                        Specifications for Additional Premises
          Exhibit E-1   List of Liens, Restrictions and Encumbrances
          Exhibit F     Form of Work Change Order
          Exhibit G     Definition of Cost
          Exhibit H     Certificate of Substantial Completion
          Exhibit I     Certificate of Final Completion
          Exhibit J     List of Overhead and General Conditions"

     3. Article III, Section 3.2 of the Lease is hereby amended by (i) deleting the words "three (3) years" in the first and second line thereof and by replacing the same with the following words "five (5) years", (ii) deleting the date "30th day of September, 1999" in the third line thereof and by replacing the same with the following words "such date which is twelve (12) months prior to the Term Expiration Date", and (iii) adding at the end thereof, the following sentence: "Tenant's right to extend the Term hereunder shall be conditioned upon Tenant not being in default of this Lease pursuant to Article XIX hereof at the time of exercise hereunder and at the time of commencement of the Extended Term."

     4. Article VII of the Lease is hereby amended by (i) deleting the words "Exhibit E" in subparagraph (c), lines 2 and 3 thereof, and by replacing the same with the words "Exhibit E-l", and by (ii) adding the following after the last line in subparagraph (e) thereof-"Notwithstanding anything in this (e) to the contrary, Landlord's covenants herein shall not apply to the Additional Premises until such time as the Term Commencement Date for the Additional Premises shall have occurred."

     5. Article IX of the Lease is hereby amended by deleting such Article in its entirety and by replacing the same with the following:

                                  "ARTICLE IX
                                 Construction

9.  Initial Construction of Additional Premises and Renovation of Original
    ----------------------------------------------------------------------
    Premises
    --------

    A.  Base Building Work
        ------------------

    Landlord will construct the base building for the Additional Premises and related site improvements (including the design and construction of the parkingdeck) in accordance with the preliminary construction drawings/conceptual plans, as further developed by Landlord, and the outline specifications dated December 22, 1997, revised August 24, 1999, October 25, 1999 and December 16, 1999 (collectively, the "Landlord's Plans"). A schedule of Landlord's Plans is attached hereto as Exhibit A-1 (all of such work set forth in the Landlord's Plans shall hereinafter be collectively referred to as the "Base Building Work").

    Any changes, alterations or additions to the Base Building Work as requested by Tenant may result in additional cost to Tenant, however, such additional cost shall be supported by written documentation provided to Tenant, as hereinafter provided.

    B.  Tenant Improvements to Additional Premises and Tenant Improvements to
        ---------------------------------------------------------------------
        Original Premises
        -----------------

    Tenant further acknowledges that Landlord shall construct additional tenant improvements over and above the Base Building Work (the "Expansion Tenant Improvements") in the Additional Premises, and additional tenant improvements to the Original Premises (the "Existing Tenant Improvements") as more particularly set forth in Section 9 (C) below, in accordance with a set of specifications to be prepared by Tenant and a complete set of construction drawings for the Expansion Tenant Improvements and the Existing Tenant Improvements (collectively hereinafter referred to at times as the "Building Upgrades") to be prepared by Tenant, as hereinafter provided, subject to final approval by Landlord and Tenant (collectively, the "Tenant's Plans"). Landlord and Tenant hereby acknowledge and agree that Tenant shall select an architect and/or an engineer approved by Landlord in advance, which such approval shall not be unreasonably withheld or delayed (collectively, "Tenant's Architect") for preparation of Tenant's Plans, and the costs of services of such Tenant's Architect shall be borne solely by Tenant, Landlord hereby agreeing, however, that it shall, in connection therewith, provide in-house space planning and design services to Tenant at no cost to Tenant. Landlord and Tenant hereby further agree that Tenant shall be solely responsible for coordinating with Tenant's Architect for the timely preparation of Tenant's Plans in accordance with the terms and provisions of this Lease. Tenant shall have until May 15, 2000 to deliver to Landlord the Tenant's Plans. Landlord and Tenant shall use reasonable efforts to reach agreement on the Tenant's Plans by May 31, 2000. In reaching such agreement, Landlord and Tenant shall approve portions of the Tenant's Plans that are in acceptable form and shall note their respective objections to the portions that are unacceptable to each of them. If final agreement on the Tenant's Plans is not reached by June 9, 2000, then Landlord and Tenant shall attempt to mutually agree on an acceptable extension of time to complete the Building Upgrades and the parties shall continue to use reasonable efforts to reach agreement as soon as possible thereafter.

Revisions to the Tenant's Plans shall be made expeditiously by Tenant's Architect and shall be reviewed promptly by Landlord for approval. Notwithstanding the foregoing, however, Landlord and Tenant hereby further agree that all portions of the Tenant's Plans that may affect the Base Building Work, including without limitation the slabs/underground utilities, roof, perimeter walls, structural steel and foundations, must be delivered to Landlord by Tenant on or before January 31, 2000 and approved by the parties promptly thereafter.

     Landlord will not approve construction drawings which involve any construction, alterations or additions requiring unusual expense to readapt the Additional Premises or the Original Premises to general office, light manufacturing and assembly and other Permitted Uses on the Term Expiration Date, unless Tenant first gives assurances acceptable to Landlord that such readaptation will be made prior to such termination without expense to Landlord. Landlord and Tenant hereby further agree to acknowledge in writing when final-approval by Landlord and Tenant of the Tenant's Plans has occurred.

     Landlord shall have fifteen (15) days after final approval on Tenant's Plans, which such final approval has been acknowledged in writing as aforesaid, to price the cost of the Building Upgrades in accordance with Section 9 (C) below.

     Landlord and Tenant shall cooperate during the above time periods so that each party makes the other aware of their progress with respect to the foregoing plans, selections and pricing, as well as timing, availability or cost constraints of Tenant's selections or specifications and proposed alternates.

     Landlord shall cause the Additional Premises and Existing Tenant Improvements to be completed in accordance with Landlord's Plans and Tenant's Plans, all of such work to be performed by Landlord's general contractor, Gutierrez Construction Co., Inc. The Tenant may request changes to the Base Building Work (or the Building Upgrades after final approval of the Tenant's Plans by Landlord and Tenant) by altering, adding to, or deducting from the Base Building Work or the Building Upgrades (as applicable) as set forth in Landlord's Plans or approved Tenant's Plans, subject to Landlord's prior written approval (each such requested change shall be submitted in accordance with the form of Work Change Order attached hereto as Exhibit F).

     A change in Base Building Work initiated by the Tenant in writing (or in the Building Upgrades as aforesaid which affects the Base Building Work) may also necessitate an adjustment in the Scheduled Term Commencement Date(s). Landlord agrees to provide Tenant with written notice, within five (5) days from Tenant's suggested change, if any such adjustment in the Scheduled Term Commencement Date(s) will be necessary based upon the change in the Base Building Work (or the Building Upgrades, as applicable) initiated by Tenant. In addition, Landlord agrees to provide Tenant, upon Tenants' request, with sufficient itemization and backup documentation to facilitate analysis and to confirm the cost of any such changes in the Building Upgrades initiated by Tenant.

     In addition, Tenant shall pay any additional amount equal to the Actual Cost (as defined herein) of any increases to the total cost of the Base Building Work due to such changes, including the costs of any changes from the outline specifications comprising of a portion of the Landlord's Plans, plus a cost for overhead and general conditions of seven percent (7%) of such cost and a Landlord's contractor's fee of six percent (6%) of such cost, less appropriate credits for any Base Building Work deleted (hereinafter referred to as the "Net Additional Cost of Base Building Work"). The Net Additional Cost of Base Building Work shall be due and payable to Landlord in the manner specified in Section 9 (C) below.

     In addition, Landlord will also disapprove any changes, alterations or additions requested by Tenant which will unreasonably delay completion of the Base Building Work or Building Upgrades due to materials or equipment having long delivery times or which would cause construction sequencing delays, unless Tenant agrees that the Scheduled Term Commencement Date(s) will be extended accordingly, by such alterations or additions, giving due consideration to Landlord's obligation to use reasonable efforts to accelerate construction to make up for lost time due to delays. Landlord agrees to promptly, not to exceed five (5) days, provide Tenant with written notice of any such delays resulting in the extension of the Scheduled Term Commencement Date(s).

     All Tenant improvements, changes and additions (except for Tenant's business fixtures, equipment and personal property, including without limitation, demountable partitions, manufacturing equipment, telephone or computer systems, which such fixtures, equipment and personal property shall remain the property of Tenant and shall be removed at the expiration of the
Term) shall be part of the Premises (and shall remain therein at the end of the
Term); and such other items shall be removed or left as the Landlord and Tenant agree in writing prior to the installation thereof. Tenant agrees to repair, at its sole cost and expense, any damage to the Premises caused by any such removal in accordance with this paragraph, unless caused by Landlord or its representatives.

     C.  Net Additional Cost of Base Building Work and Building Upgrades
         ---------------------------------------------------------------
         Payments
         --------

     So long as Landlord has approved Tenant's Plans in writing, as hereinabove set forth, Landlord and Tenant agree that Landlord's general contractor will construct the Building Upgrades as aforesaid at cost (as hereinafter defined) plus a fee for overhead and supervision of seven percent (7%) of such cost, plus a general contractor's fee of six percent (6%) of such cost, less an allowance equal to $5.50 per square foot applicable to the cost of the Existing Tenant Improvements (the "Tenant Improvement Allowance").

     In order to provide for payment by Tenant of the cost of the Building Upgrades, and any Work Change Orders provided for hereunder, including but not limited to, the Net Additional Cost of Base Building Work, less the Tenant Improvement Allowance as aforesaid, Tenant shall advance to Landlord, or its contractor, as the case may be, within fifteen (15) days of receipt (plus such additional time if Landlord submits the same to Tenant prior to the tenth (10th) of each month as hereinafter provided, however in no event shall Tenant be obligated to advance such funds earlier than the twenty-fifth (25th) of each month) of each of Landlord's monthly requisitions therefor, the total amount of any such requisition (collectively, "Tenant's Payments"). Landlord agrees that it shall use reasonable efforts to submit such monthly requisitions to Tenant prior to the tenth (10th) of each month (the anticipated date of submission of the same to Tenant), if possible, so that Tenant may have such additional time upon receipt to advance funds to Landlord hereunder. Each construction requisition submitted by Landlord in connection with the Building Upgrades only shall include copies of all subcontractors' and suppliers' applications for payment and satisfactory evidence of payment of all previous invoices submitted by subcontractors and suppliers, except for applicable retention being withheld in accordance with the terms of such obligations, and except for holdbacks disclosed in writing for deficient work or disputed items. In addition, Landlord's architect shall certify that the subject work specified in each of such monthly requisitions has been substantially completed, and a copy of such certification shall accompany each requisition furnished to Tenant hereunder. In no event shall any of such costs due and payable hereunder relating to the Additional Premises and relating to the Existing Tenant Improvements remain unpaid by Tenant as of the Term Commencement Date for the Additional Premises (as hereinafter defined in Section 9.2), and on such date which is thirty (30) days after Substantial Completion of the Existing Tenant Improvements.

     Failure by Tenant to timely pay to Landlord the monthly amounts as herein provided in this Article IX shall constitute a default by Tenant under this Lease, provided that Landlord has given written notice to Tenant and Tenant thereafter fails to cure such default within the applicable cure periods as specified in Article XIX of the Lease. Any late payments due by Tenant to Landlord hereunder, which continue for a period of more than five (5) days from the date thereof, shall commence to accrue interest at a rate equal to two percent (2%) per annum in excess of the then prime rate of interest being charged by Fleet National Bank, or its successor, otherwise if non-existent by a majority of the national banks in Boston.

     For purposes hereof, the Net Additional Cost of Base Building Work, and the total cost of the Building Upgrades performed by the Landlord's contractor, shall be the Actual Cost of any of such work performed by Landlord, or Landlord's contractor, as specified herein, less the Tenant Improvement Allowance as aforesaid, as modified by approved Work Change Orders as aforesaid. Landlord and Tenant further agree that the certification of cost by Gutierrez Construction Co., Inc. shall be based on the definition of cost, as more particularly set forth in Exhibit G hereto (the "Actual Cost"). Any changes to the Tenant's Plans after the approval of the Tenant's Plans and any changes to Landlord's Plans shall be in accordance with said form of Work Change Order attached hereto as Exhibit F. Landlord shall provide Tenant with construction cost estimates based on Tenant's Plans, including a breakdown thereof (if available), the name of the subcontractor, if available, and the work and/or materials to be provided. Unless otherwise mutually agreed upon by Landlord and Tenant, in the pricing of the cost of the Building Upgrades, Landlord agrees to obtain three (3) bids from qualified subcontractors selected from a master list of subcontractors mutually prepared by Landlord and Tenant prior to the soliciting of bids for the Building Upgrades, but only to the extent that a particular item exceeds five thousand dollars ($5,000.00). Giving due consideration to factors such as price and delivery commitments and to Landlord's construction experience, Landlord shall have the right to select which such subcontractor shall be awarded the work for the Building Upgrades. Upon Tenant's request, Landlord hereby agrees to furnish Tenant, within five (5) days of such request, with copies of such subcontractor bids used by Landlord in connection with the pricing of the Building Upgrades. In addition, in the event that Landlord and Tenant are unable to agree on the cost of any portion of said work, Landlord's Construction

Representative(s) and Tenant's Construction Representative(s), as set forth in
Section 9.4 below, shall, within ten (10) days of their inability to agree on a price, select a third party familiar with building construction who shall establish within ten (10) days of his selection the cost of the portions of the work in dispute determined as set forth above. Said third party shall be mutually chosen by Landlord and Tenant. The cost determined by said third party shall be final and binding on Landlord and Tenant, and Landlord and Tenant shall share equally the cost of such third party.

     Upon commencement of the Building Upgrades, Landlord and Tenant hereby further agree, each acting reasonably and in good faith, to attend and participate in construction meetings (weekly if necessary) with Landlord's general contractor's construction manager(s) during such construction process.

     D.  Tenant's Construction Work
         --------------------------

     Tenant agrees that any construction included in Tenant's Plans which Tenant specifies to be done by itself or its contractors, if applicable (hereinafter referred to as "Tenant's Construction Work"), which may include equipment, and Tenant's installation of furnishings and furniture and later changes or additions, shall be coordinated with any work being performed by Landlord in such a manner as to maintain harmonious labor relations and not damage the Premises (including the Additional Premises being constructed hereunder), the Building or Lot or interfere with the operation of the Building or with any of Landlord's construction work hereunder, including but not limited to, the construction of the Base Building Work and Building Upgrades. It is hereunder agreed and understood by and between Landlord and Tenant that Landlord's general contractor shall construct the Base Building Work and Building Upgrades only and that a contractor of Tenant's own choosing shall construct Tenant's Construction Work as herein provided. In no event shall Tenant be obligated to select Landlord's general contractor for construction of the Tenant's Construction Work hereunder. Tenant (including its contractors, agents or employees) shall have access to the Additional Premises and may perform Tenant's Construction Work on the Additional Premises prior to or after the Scheduled Term Commencement Date for the Additional Premises and to prepare the Additional Premises for occupancy by Tenant provided that (i) Tenant's contractors, agents or employees work in a harmonious labor relationship with Landlord's general contractor, (ii) prior advance notice is given to Landlord's general contractor specifying the work to be done (iii) no work shall be done or fixtures or equipment installed by Tenant in such manner as unreasonably to interfere with any work being done by or for Landlord on the Additional Premises, and (iv) Tenant has obtained, at its sole cost and expense, any and all permits and approvals necessary in connection with such work, if any. During the period of any such preoccupancy of the Additional Premises by Tenant in connection with Tenant's Construction Work prior to the Scheduled Term Commencement Date for the Additional Premises such preoccupancy shall be subject to all the terms, covenants and conditions contained in this Lease.

9.2  Preparation of Premises for Occupancy
     -------------------------------------

     Landlord is obligated to perform the construction work set forth in the Landlord's Plans and the Tenant's Plans, and therefore, Landlord agrees to have the Additional Premises (which such term refers to the Base Building Work and the Expansion Tenant Improvements) and the Existing Tenant Improvements (i.e. the Base Building Work and the Building Upgrades) ready for occupancy by November 15, 2000 (the "Scheduled Term Commencement Date for the Additional Premises") and within four
(4) weeks after such portion of the Original Premises that is being renovated is vacated by Tenant (i.e. on a phase by phase basis) (the "Scheduled Term Commencement Date for the Existing Tenant Improvements'), as such date(s) may be extended hereunder for a period equal to that of (i) any delays due to Force Majeure as defined in Section 9.5 hereof, and (ii) the number of days of delay caused by Tenant including without limitation days of delay due to Work Change Orders initiated by Tenant as aforesaid.

     Landlord and Tenant agree that time is of the essence, and Landlord agrees to use reasonable efforts to accelerate construction to make up for time lost due to any delays.

     The Term of this Lease with respect to the Additional Premises shall commence on the date the Additional Premises (which such term refers to the Base Building Work and the Expansion Tenant Improvements as aforesaid) are deemed ready for occupancy as set forth below (the "Terra Commencement Date for the Additional Premises").

     The Additional Premises shall be deemed ready for occupancy on the earlier of:

     (a) the date on which the Tenant occupies all, or any portion of, the Additional Premises and commences operations therein (expressly excluding, however, any preoccupancy by Tenant for purposes of completing the Tenant's Construction Work as set forth in Section 9 (D) above); or

     (b) the date on which the Additional Premises are Substantially Completed, as defined below, as certified by Landlord's architect, and Landlord has delivered to Tenant copies of all permits and approvals required to be obtained from any governmental agency prior to occupancy of the Additional Premises by Tenant, including, without limitation, a certificate of occupancy from the Town of Westford or a temporary certificate of occupancy from the Town of Westford which allows Tenant to use and occupy the Additional Premises and which temporary certificate of occupancy is not conditional on the performance of any work other than the Punch List Work as defined below, except that such permit(s) and approval(s) shall not be required as a condition of Substantial Completion if Landlord is unable to secure the same due solely to Tenant's failure to complete Tenant's Construction Work as specified in Section 9 (D) above (which such date, subject to additional terms and provisions of this Section, shall hereinafter be referred to as the date of "Substantial Completion" or which such work shall hereinafter be referred to as "Substantially Completed").

     An AIA Certificate of Substantial Completion by the Landlord's architect (which such Certificate shall be in the form attached hereto as Exhibit H) shall evidence the Landlord's determination that it has performed all such obligations, except for completing the landscaping work and completing the finish paving course, if applicable, and minor items stated in such Certificate to be incomplete or not in conformity with such requirements, all of which work will not unreasonably interfere with Tenant's use or occupancy of the Premises and all of which work and shall be identified in the Certificate of Substantial Completion (collectively such landscaping work, finish paving course work and minor items are referred to herein as the "Punch List Work") shall be promptly completed. Tenant shall have the right within fifteen (15) days after Tenant's receipt of such Certificate of Substantial Completion to notify Landlord of any disagreement with said Certificate and to identify additional items of Punch List Work, all of which shall be completed by Landlord thirty (30) days after notice thereof by Tenant. Landlord agrees to furnish to Tenant said Certificate of Substantial Completion, regardless of whether Tenant is occupying the Additional Premises (or any portion thereof) or not, upon performance of all of the obligations set forth above.

     If weather interferes with Landlord's ability to finish the final course of paving and outside work or such other Punch List Work which such work does not substantially interfere with Tenant's occupancy, within thirty (30) days after the date of Substantial Completion as herein provided, said work can be completed by Landlord reasonably thereafter, so long as such delay does not and will not interfere with or prevent Landlord from obtaining a certificate of occupancy upon completion of all other work herein described.

     After Landlord has completed all Base Building Work and Building Upgrades, including all Punch List Work, Landlord's architect shall forward to Tenant a Certificate of Final Completion, such Certificate to be in the form attached hereto as Exhibit I. In addition, upon completion of all such work, including all Tenant's Construction Work by Tenant, Landlord shall forward to Tenant a final certificate of occupancy from the Town of Westford.

9.3. General Provisions Applicable to Construction
     ---------------------------------------------

     All construction work required or permitted by this Lease, whether by Landlord or by Tenant (or by their respective subcontractors), shall be done in a good and workmanlike manner, in compliance with this Agreement, and in compliance with all applicable laws and all lawful ordinances, regulations and orders of any governmental authority and insurers of the Building. Either party may inspect the work of the other at reasonable times and may give notice of observed defects. Notice of such defects shall be in writing and shall be rectified by Landlord or by Tenant, as the case may be, within thirty (30) days of the original date of the notice. Failure to provide notice hereunder shall not be the basis for any liability or for injury or damage caused by such defect or waiver of right to cause any defect to be corrected.

9.4. Representatives
     ---------------

     Landlord hereby acknowledges and agrees that only the following persons, Ed Cunniffe, Mark Albonesi or John J. Connolly or any successors to either of them holding the same title or any other person delegated the authority from him in writing (hereinafter "Tenant's Construction Representatives") has the authority to act on Tenant's behalf and represent Tenant's interests with respect to all matters requiring Tenant's action in this Article. No consent, authorization or other action by Tenant with respect to matters set forth in this Article shall bind Tenant unless in writing and signed by one of the aforementioned persons. Landlord hereby expressly recognizes and agrees that no other person claiming to act on behalf of Tenant is authorized to do so. If Landlord complies with any request or direction presented to it by anyone claiming to act on behalf of Tenant who does not have the title and position mentioned above, such compliance shall be at Landlord's sole risk and responsibility and shall not in any way alter or diminish the obligations and requirements created and imposed by this Article, and Tenant shall have the right to enforce compliance with this Article without suffering any waiver or abrogation of any of its rights hereunder.

     Tenant hereby acknowledges and agrees that only the following persons:
Arturo J. Gutierrez, John A. Cataldo, Dennis G. Bailey, or P. Agustin Rios, or any successors to either of them holding the same title or any other person delegated the authority from either of them in writing (hereinafter "Landlord's Construction Representatives") have the authority to act on Landlord's behalf and represent Landlord's interests with respect to all matters requiring Landlord's action in this Article. No consent, authorization or other action by Landlord with respect to matters set forth in this Article shall bind Landlord unless in writing and signed by one of the aforementioned persons. Tenant hereby expressly recognizes and agrees that no other person claiming to act on behalf of Landlord is authorized to do so. If Tenant complies with any request or direction presented to it by anyone claiming to act on behalf of Landlord who does not have the title and position mentioned above, such compliance shall be at Tenant's sole risk and responsibility and shall not in any way alter or diminish the obligations and requirements created and imposed by this Article, and Landlord shall have the right to enforce compliance with this Article without suffering any waiver or abrogation of any of its rights hereunder.

9.5. Force Majeure
     -------------

     As used in this Article and elsewhere in the Lease, "Force Majeure" shall mean the definition set forth in Section 26.12 of this Lease.

9.6. Warranty
     --------

     The Base Building Work and Building Upgrades shall be warranted against construction defects in materials and in workmanship for a period of one (1) year from the date of Substantial Completion as determined pursuant to Section
9.2. only. Upon the expiration of said one (1) year period, Landlord shall assign to Tenant any and all warranties and guarantees (including without limitation standard HVAC and roof warranties) with respect to the Base Building Work and Building Upgrades, and to the extent that any of such warranties and guarantees are not assignable, Landlord agrees to enforce the same for the benefit of Tenant, at Tenant's expense; provided, however, that Tenant shall not be responsible to pay for any such enforcement by Landlord against its own employees or against Gutierrez Construction Co., Inc. or against any of its other affiliates (including their respective employees)."

9.7. Arbitration by Architects
     -------------------------

     Whenever there is a disagreement between the parties with respect to construction by Landlord of the Base Building Work or the Building Upgrades, except as otherwise expressly set forth herein, such disagreement shall be definitively determined by the following procedure: Each of Landlord and Tenant shall appoint one (1) independent architect, such two (2) architects will then (within five (5) days of their appointment) appoint a third independent architect licensed in the Commonwealth of Massachusetts with not less than ten
(10) years experience.

Each architect shall establish within ten (10) days of their appointment the matter in dispute. In case of any dispute with respect to dollar amounts or lengths of time or dates such as the date of Substantial Completion, the dollar amount or length of time or date shall be the average of the two closest determinations by the three (3) architects, with the determination of the architect which was not closest to another architect's determination excluded from such calculation. In case of any dispute not involving dollar amounts or lengths of time or dates (i.e. the approval of plans) the determination by at least two (2) of the three (3) architects shall be required in order to resolve the matter in dispute. Landlord and Tenant shall each bear the cost of the architect selected by them respectively and shall share equally the cost of the third architect. During such arbitration period, the parties agree to cooperate with one another so as to proceed with construction and with their respective obligations hereunder in a timely manner. Each determination under this Section
9.7 shall be binding upon Landlord and Tenant."

     6. Article XXVI, Section 26.10 of this Lease, is hereby amended by deleting all previous language in its entirety and by replacing the same with the following:

          "Tenant's occupancy of the Premises (which such term includes the Additional Premises following the Term Commencement Date for the Additional Premises) shall include the right to the exclusive use of 4.3 per 1,000 square feet of space, as shown on Exhibit A-1."

     7. Landlord and Tenant (each, a "representing party") each represents and warrants to the other that no conversations or negotiations were had by the representing party with any broker, finder or similar person concerning the consummation of this First Amendment to Lease. Landlord and Tenant (each, an "indemnifying party") each hereby indemnifies and holds the other harmless from and against all loss, cost, liability, claim, damage, and expense (including, without limitation, court costs and reasonable attorney's fees) incurred in connection with or arising out of any claims for brokerage commissions, finder's fees, or other compensation resulting from or arising out of any conversations, negotiations or actions had by the indemnifying party or anyone acting on behalf of such indemnifying party with any broker, finder or similar person in connection with this First Amendment to Lease. The terms of this paragraph shall survive expiration or earlier termination of the Lease.

     8. Except as modified hereinabove set forth, the Lease (as amended by this First Amendment) is hereby ratified and confirmed.

     9. This First Amendment to Lease may be signed in any number of counterparts and each thereof shall be deemed to be an original and all such counterparts but one and the same agreement. Landlord's obligations to perform hereunder is subject to the condition precedent that this First Amendment to Lease be approved by Dynex Commercial, Inc.

     IN WITNESS WHEREOF, the parties have set their hands and seals the day and year first above written.


                                 LANDLORD:
                                 MICHELSON FARM -WESTFORD
                                 TECHNOLOGY PARK VI LIMITED
                                 PARTNERSHIP

                                 By:  THE GUTIERREZ COMPANY,
                                      SOLE GENERAL PARTNER

/s/ Carol A. Jones               BY:  /s/ Arturo J. Gutierrez
---------------------------           -------------------------------------
Witness                               Arturo J. Gutierrez, as President


                                 TENANT:
                                 DAVOX CORPORATION

                                 BY:  /s/ Mark Donovan
___________________________           -------------------------------------
Witness
                                 ITS: Sr. VP Services & Operations
                                      -------------------------------------

                              CONSENT OF MORTGAGEE
                              --------------------


     The undersigned Mortgagee hereby consents and approves the terms and provisions set forth in this First Amendment to Lease dated as of ___________ ___, 1999 by and between Michelson Farm --Westford Technology Park VI Limited Partnership ("Landlord") and Davox Corporation ("Tenant").


                                      MORTGAGEE:
                                      DYNEX COMMERCIAL, INC.

____________________________          BY:____________________________
Witness
                                      ITS:___________________________

                                      DATE:__________________________

SCHEDULES

     Schedule A               Section 1.1

EXHIBITS

     Exhibit A-1              Schedule of Plans Showing the Additional Premises
                              and Outline Specifications for Additional Premises
     Exhibit E-1              List of Liens, Restrictions and Encumbrances
     Exhibit F                Form of Work Change Order
     Exhibit G                Definition of Cost
     Exhibit H                Certificate of Substantial Completion
     Exhibit I                Certificate of Final Completion
     Exhibit J                List of Overhead and General Conditions

                                  SCHEDULE "A"


1.1    SUBJECTS REFERRED TO:
       ---------------------
       Each reference in this Lease to any of the following terms shall mean:


Landlord:                          Michelson Farm - Westford Technology Park VI
                                   Limited Partnership

Managing Agent:                    The Gutierrez Company

Landlord's and Managing Agents     Michelson Farm - Westford Technology Park
Address:                           VI Limited Partnership
                                   c/o The Gutierrez Company
                                   One Wall Street
                                   Burlington, Massachusetts 01803

Landlord's Representative:         John A. Cataldo

Tenant:                            Davox Corporation

Tenant's Address                   6 Technology Park Drive
(for Notice and Billing)           Westford, Massachusetts 01886
                                   Attention:  General Counsel

Tenant's Representative            Ed Cunniffe

Building:                          (A) Prior to the Term Commencement Date for
                                   the Additional Premises, as determined
                                   pursuant to Section 9.2 hereof: Building Six in the Michelson Farm-Westford Technology
                                   Park, Westford, Massachusetts, containing approximately 62,000 gross square feet on the lot (the "Lot") shown on Exhibit "A" of this Lease.
                                   (B) After and including the Term Commencement
                                   Date for the Additional Premises, as
                                   determined pursuant to Section 9.2 hereof, Building Six in the Michelson Farm-Westford
                                   Technology Park, Westford, Massachusetts, containing approximately 87,000 gross square feet on the lot (the "Lot") shown on Exhibit
                                   "A-1" of this Lease.

Term Commencement Date:            (A) For the Original Premises (as hereinafter
                                   defined):  October 1, 1997
                                   (B) For the Additional Premises (as
                                  hereinafter
                                             defined): See Section 9.2 of this
                                             Lease.

Scheduled Term Commencement Date             Per Section 9.2.
for the Additional Premises and
for the Existing Tenant Improvements:

Term Expiration Date:                        (A) Prior to the Term Commencement
                                             Date for the Additional Premises,
                                             as determined pursuant to Section
                                             9.2 hereof: September 30, 2000, or
                                             upon the Term Commencement Date for
                                             the Additional Premises, whichever
                                             is later. (B) After and including
                                             the Term Commencement Date for the
                                             Additional Premises, as delivered
                                             pursuant to Section 9.2 hereof:
                                             Eight (8) years following the Term
                                             Commencement Date for the
                                             Additional Premises, as determined
                                             pursuant to Section 9.2 hereof.

Fixed Rent:                                  (A) Prior to the Term Commencement
                                             Date for the Additional Premises,
                                             as determined pursuant to Section
                                             9.2 hereof: $480,500/year;
                                             $40,041.67/month; $7.75/rsf (B)
                                             After and including the Term
                                             Commencement Date for the
                                             Additional Premises, as determined
                                             pursuant to Section 9.2 hereof:
                                             Years 1-3 $1,035,300.00/year;
                                             $86,275.00/month; $11.90/rsf; Years
                                             4-8 $1,148,400.00/year;
                                             $95,700.00/month; $13.20/rsf

Special Provisions:                          Option to Extend - See Article III

Estimated Annual Tenant's Proportional       (A) Prior to the Term Commencement
Share of Common Area Maintenance:            Date for the Additional Premises,
                                             as determined pursuant to Section
                                             9.2 hereof: $45,880.00/year;
                                             $3,823.33/month; $.74/rsf (B) After
                                             and including the Term Commencement
                                             Date for the Additional Premises,
                                             as determined pursuant to Section
                                             9.2 hereof: $69,600.00/year;
                                             $5,800.00/month; $.80/rsf

Permitted Uses:                              General office; light manufacturing
                                             and assembly; laboratory; research
                                             and development and for any other
                                             ancillary uses.

Original Premises:                    The Building consisting of approximately
                                      62,000 gross square feet, and the areas
                                      which are the subject of all appurtenant rights and easements set forth or referred to in Section 2.1 of this Lease.

Additional Premises:                  The two-story building expansion
                                      consisting of approximately 25,000 gross square feet.

Premises:                             (A) Prior to the Term Commencement Date
                                      for the Additional Premises, as determined pursuant to Section 9.2 hereof: The
                                      Building consisting of approximately
                                      62,000 gross square feet, and the areas
                                      which are the subject of all appurtenant rights and easements set forth or referred to in Section 2.1 of this Lease. (B) After and including the Term Commencement Date for the Additional Premises, as determined pursuant to Section 9.2 hereof: The
                                      Building consisting of approximately
                                      87,000 gross square feet, and the areas
                                      which are the subject of all appurtenant rights and easements set forth or referred to in Section 2.1 of this Lease.

Security Deposit:                     $40,041.67

Guarantor:                            None

                                 EXHIBIT "A-1"
                                 -------------
                          SCHEDULE OF LANDLORD'S PLANS
                          ----------------------------

1. Plan entitled "Schematic Phase Two Layout for Building Six, Davox Corporation" by The Gutierrez Company dated January 12, 1998 and revised December 13, 1999.

2. Plan entitled "Conceptual Master Site Plan. Westford Technology Park" by The Gutierrez Company dated November 29, 1999.

3. Gutierrez Construction Co., Inc. Outline Specifications for Westford Technology Park Building 6 Expansion dated December 22, 1997, revised August 24, 1999, revised October 25, 1999, and revised December 16, 1999.

                        GUTIERREZ CONSTRUCTION CO., INC.

                             OUTLINE SPECIFICATIONS
                                      FOR
                            WESTFORD TECHNOLOGY PARK
                              BUILDING 6 EXPANSION
                            WESTFORD, MASSACHUSETTS

                               December 22, 1997
                            Revised August 24, 1999
                            Revised October 25, 1999
                           Revised December 16, 1999

                             OUTLINE SPECIFICATIONS

                                   I N D E X
                                   - - - - -

                                                                   PAGE NO.
                                                                   --------
DIVISION 1 - GENERAL REQUIREMENTS                                      3
---------------------------------
          Section 1A - Scope of the Work
          Section 1B - Assumptions
          Section 1C - Area Summary

DIVISION 2 - SITE WORK                                                 4
----------------------
          Section 2A - Site Work

DIVISION - CONCERE                                                     5
------------------
          Section 3A - Concrete
          Section 3B - Precast Concrete

DIVISION 5 - METALS                                                    6
-------------------
          Section 5A - Structural Steel
          Section 5B - Miscellaneous and Ornamental Iron

DIVISION 6 - CARPENTRY                                                 7
----------------------
          Section 6A - Rough Carpentry
          Section 6B - Millwork

DIVISION 7 - MOISTIJRE PROTECTION                                      8
---------------------------------
          Section 7A - Roofing and Flashing
          Section 7B - Waterproofing, Dampproofing and Caulking

DIVISION 8 - DOORS, WINDOWS AND GLASS                                  9
-------------------------------------
          Section 8A - Wood Doors
          Section 8B - Metal Door Frames
          Section 8C - Finish Hardware
          Section 8D - Aluminum Entrance
          Section 8E - Glass and Glazing

Outline Specifications - Index

DIVISION 9 - FINISHES                                                  11
---------------------
          Section 9A - Floor Finishes and Vinyl Base
          Section 9B - Acoustical Work
          Section 9C - Painting
          Section 9D - Gypsum Drywall at the Base Building


          Section 9E - Exterior Soffits
          Section 9F - Insulation
          Section 9G - Ceramic Tile

DIVISION 10 - SPECIALTIES
-------------------------
          Section 10A -Toilet Partitions                     13
          Section 10B - Toilet Accessories

DIVISION 12 - FURNISHING                                     14
------------------------
          Section 12A - Blinds


DIVISION 15 - MECHANICAL                                     15
------------------------
          Section 15A - Plumbing
          Section 15B - Heating Ventilating and Air
                        Conditioning
          Section 15C - Sprinklers

DIVISION 16 - ELECTRICAL                                     19
------------------------
          Section 16A - Electrical Work


DIVISION 17 - EXCLUSIONS                                     21
------------------------

                                   DIVISION 1
                                   ----------

                              GENERAL REQUIREMENTS
                              --------------------


SECTION 1A - SCOPE OF THE WORK
------------------------------

1A-01 Gutierrez Construction Co., Inc. will provide all labor, material and equipment necessary to complete the construction of the subject building in accordance with these Outline Specifications dated December 1997, revised August 24, 1999, October 25, 1999 and December 16, 1999: the preliminary drawings as prepared by Symmes, Maini & McKee Associates, Inc. dated __________________, and the Site Plan of Land dated _____________________ as prepared by Symmes, Maini & McKee Associates, Inc.

SECTION 1B - ASSUMPTIONS
------------------------

1B-01 All required utilities of adequate size and capacity will be available at the site or in the existing building.

1B-02 This proposal is based on Class 11-C construction as specified in the Massachusetts State Building Code.


SECTION 1C - AREA SUMMARY
-------------------------

1C-01 The addition is a two (2) story, "open office" office building for a total of twenty five thousand square feet (25,000 S.F.).

1C-02 Parking spaces to be provided for 4.30 spaces per 1,000 square feet of building area.

                                   DIVISION 2
                                   ----------
                                   SITE WORK
                                   ---------
SECTION 2A - SITE WORK
----------------------

2A-01 The site work, parking lots, driveways, landscaping, lawn irrigation and all else required for a complete usable product will be of the same quality and quantity provided for the existing building.

                                   DIVISION 3
                                   ----------
                                    CONCRETE
                                    --------
SECTION 3A - CONCRETE
---------------------

3A-01 Provide all plain and reinforced concrete work, including all necessary form work, sleeves, inserts, etc. Concrete material shall be 3,000 p.s.i.

3A-02 Floor slab-on-grade shall be five inch (5") thick concrete reinforced with welded wire fabric for a live load rating of 200 p.s.f. The second floor slab shall be designed for a total (dead and live) load of 100 p.s.f.

3A-03 Foundations shall be continuous reinforced concrete footings and walls and individual spread reinforced concrete footings under columns. All foundations shall bear on engineered fill, natural soil or ledge.


SECTION 3B - PRECAST CONCRETE
-----------------------------

3B-01 Precast concrete exterior spandrel panels shall be designed to meet wind loading as required by the governing code(s) and shall have an exposed aggregate finish to match the existing building.

                                   DIVISION 5
                                   ----------

                                     METALS
                                     ------

SECTION 5A - STRUCTURAL STEEL
-----------------------------

5A-01 All structural steel work shall conform to the "Specifications for Design, Fabrication Erection of Structural Steel for Buildings" of the American Institute of Steel Construction and the requirements of the local building code. All steel shall be ASTM-A-36.

5A-02 The structure shall be steel columns, beams or trusses, and bar joists. The building shall be designed in accordance with the building code requirements.

5A-03 The roof construction shall be 22 gauge, prime-painted metal roof decking. Roof shall be designed to support a live load of 35 p.s.f. plus the loading required for a EPDM ballasted roofing system.

5A-04 Second floor framing systems shall be designed to support a total (dead and live) load of 100 p.s.f. Floor decking shall be 28 gauge Fab-Form metal deck or equal.

5A-05 The first floor, second floor and roof elevations will match the existing building.

5A-06     Provide wind framing and attachment for precast concrete.

5A-07 Provide framing and supports for roof top equipment as may be required.


SECTION 5B - MISCELLANEOUS AND ORNAMENTAL IRON
----------------------------------------------

5B-01     Provide manhole and catch basin frames and covers where required.

5B-02 Stair shall be metal pan, concrete filled type. Stair shall be provided with integral nosings. Handrails shall be tubular steel, except as otherwise indicated on the drawings.

5B-03     Provide all necessary channel iron supports for the glass entrance.

                                   DIVISION 6
                                   ----------

                                   CARPENTRY
                                   ---------

SECTION 6A - ROUGH CARPENTRY
----------------------------
6A-01     Provide all wood blocking and rough carpentry required.

6A-02     Install wood doors, metal door frames and finish hardware.

SECTION 6B - MILLWORK
---------------------
6B-01     Provide a plastic laminate sill at perimeter windows.

6B-02     Provide plastic laminate lavatory counter tops in the toilet rooms.

                                   DIVISION 7
                                   ----------

                              MOISTURE- PROTECTION
                              --------------------


SECTION 7A - ROOFING AND FLASHING
---------------------------------

7A-01 The roof shall be insulated to yield a "U" factor of .06. Roof loading is to be in accordance with the building code requirements. The roofing shall be a EDPM roofing system as manufactured by Carlysle, Firestone, General Tile or approved equal as selected by Gutierrez Construction Co., Inc. A ten (10) year labor and material and an additional ten (10) years on materials, manufacturer's standard guarantee is included.

7A-02 Flashing at the precast concrete parapets and HVAC equipment shall be provided.



SECTION 7B - WATERPROOFING, DAMPPROOFING AND CAULKING
-----------------------------------------------------

7B-01     Interior caulking shall be the type appropriate for the application.

7B-02 Caulk perimeter of all exterior doors and windows with monolastic, meric Thiokol caulking or approved equal.

7B-03 All precast concrete joints shall be caulked with monolastomeric Thiokol caulking or approved equal.

                                   DIVISION 8
                                   ----------

                            DOORS, WINDOWS AND GLASS
                            ------------------------

SECTION 8A - WOOD DOORS
-----------------------

8A-01 Interior base building wood doors shall be 3'0" x 7'0" by 1 3/4" solid core, plain sliced, red oak. Provide fire rated doors as required by code. All oak doors are to have matching edges.

8A-02 Includes 3'0" x 7'0" x 1 3/4" solid core Red Oak doors at nineteen partitioned offices. Includes a 24" x 6" vision panel.

SECTION 8B - METAL DOORS AND FRAMES
-----------------------------------

8B-01 All interior base building door frames shall be three piece, pressed metal, single and/or double rabbet door frames with proper anchors for partitions. Provide fire rated frames as required by code.

8B-02 Includes three pieces knockdown hollow metal frames at nineteen partitioned offices.

SECTION 8C - FINISH HARDWARE
----------------------------

8C-01 Finish hardware shall be standard grade Russwin, Schlage, or approved equal.

8C-02     Key schedule shall be pet the Owner's requirements.

8C-03     Lockset to have removable cores.

8C-04 Includes one and one half pair of butts (hinges), cylindrical latches and a door stop at nineteen partitioned offices.

SECTION 8D - ALUMINUM ENTRANCE
------------------------------

8D-01 Aluminum door frame assemblies, including window trim, shall be anodized aluminum to match the existing.

8D-02 Aluminum entrances shall be complete with all hardware (pivot hinges, push/pulls, closers, etc.) except cylinder, which is to be furnished under Section 8C, Finish Hardware.

SECTION 8E - GLASS AND GLAZING
------------------------------

8E-01 Glass for entrances shall be 1/4" tempered. Entrance doors shall be 3'0" x 7'0" with glass transom.

8E-02 The exterior glass shall be 1" insulating, solar bronze as manufactured by LOF, PPG or approved equal. Glass area shall be kept under 50% of the exterior wall area. Includes Manufacturer's Standard ten (10) year warranty for the insulated glass units.

8E-03 The aluminum framing for glass shall be dark bronze, anodized aluminum with a thermal break as manufactured by Alumiline, Kawneer or approved equal. All window are to be the fixed type.

                                   DIVISION 9
                                   ----------

                                    FINISHES
                                    --------

SECTION 9A - FLOOR FINISHES AND VINYL BASE
------------------------------------------

9A-01 An allowance of fourteen dollars ($14.00) per square yard has been included for all flooring at tenant areas.

9A-02 Resilient base shall be 4" high vinyl cove or straight as applicable at all perimeter walls and columns.

9A-03     Includes standard 4" vinyl base at nineteen partitioned offices.


SECTION 9B - ACOUSTICAL WORK
----------------------------

9B-01 All base building lobbies and toilet rooms shall have lay-in, reveal edge units of 3/4" x 24" x 24", mineral acoustic tile. Suspension system shall be exposed "T" grid suspension system and suspension members and tile shall be finished white. Ceiling height shall be 8'6" in the lobbies and 7'6" in the toilet rooms.

9B-02 Acoustical ceilings at all tenant areas shall be 5/8" x 24" x 24", mineral fissured, nondirectional tile in an exposed "T" grid suspension system. Tile and suspension system shall be finished white., Ceiling heights shall be 8'6".

SECTION 9C - PAINTING
---------------------

9C-01     All ferrous metals shall receive a touch-up coat, a prime coat and one
          (1) coat of enamel. Exterior metals shall receive one (1) coat of rust inhibitor primer.

9C-02 Perimeter walls and columns are to receive two (2) coats of latex paint. At the Owner's option, the lobbies and toilet rooms will be painted with Polomyx or approved equal.

9C-03     Interior doors shall receive two (2) coats of semi-gloss paint, or one
          (1) coat of sealer and two (2) coats of polyurethane, at the Owner's option.

9C-04 Hollow metal door frames shall receive two (2) coats of latex enamel paint.

9C-05     Exposed ceilings shall not be painted.

9C-06 Includes two (2) coats of latex paint on the walls of nineteen enclosed offices.

9C-07 Includes sealer coat and two (2) coats of polyurethane at nineteen office doors and two (2) coats of latex enamel on the door frames.

                                   DIVISION 9
                                   ----------

                                    FINISHES
                                    --------

SECTION 9D - GYPSUM DRYWALL FOR THE BASE BUILDING
-------------------------------------------------

9D-01 Provide a sheetrock enclosure at the stair fire rating as required by applicable code.

9D-02 The interior of the exterior walls shall be furred with metal studs, insulated and covered with drywall in all finished areas. The interior face of all precast concrete will be insulated with a minimum of 3 1/2" of foil faced fiberglass insulation.

9D-03 At the Owner's option, interior steel columns will be painted Tubular Type, or "H" Columns enclosed with drywall and painted.

9D-04 Ceiling high sheetrock partition at nineteen 10'0" x 12'0" partitioned offices. Partition will be 2 1/2" galvanized 25 gauge metal studs at 24" O.C. extended tp deck with one layer of 5/8" sheetrock on both sides to 6" above ceilings with Batt Insulation taped and sanded ready for paint.


SECTION 9E - EXTERIOR SOFFITS
-----------------------------

9E-01     All exposed exterior soffits shall be (EIFS) dryvit.


SECTION 9F - INSULATION
-----------------------

9F-01 Foil faced, blanket type insulation shall be provided behind all exterior walls, except behind the spandrel panels where rigid insulation may be used.

9F-02     Rigid insulation shall be provided at the perimeter foundation walls.


SECTION 9G - CERAMIC TILE
-------------------------

9G-01 Toilet rooms shall receive 1" x 1" or 2" x 2" unglazed, ceramic floor tile and 41/4" x 41/4" glazed, ceramic tile, full height at the wet walls. Remaining walls will be painted.

                                  DIVISION 10
                                  -----------

                                  SPECIALTIES
                                  -----------

SECTION 10A - TOILET PARTITIONS
-------------------------------

10A-01 Partitions shall be manufacturer's standard, ceiling hung with a manufacturer's standard baked enamel finish. Provide toilet partitions for the water closets and screens for the urinals.


SECTION 10B - TOILET ACCESSORIES
---------------------------------

10B-01 Provide stainless steel accessories. Accessories shall include double roll toilet paper holders, paper towel dispenser/disposals, in-counter liquid soap dispensers, sanitary napkin vendors and disposals.

                                  DIVISION 12
                                  -----------

                                  FURNISHINGS
                                  -----------


SECTION 12A - BLINDS
--------------------

12A-01 Blinds shall be installed at all exterior wall office windows to match existing building. Vertical blinds shall be LouverDrape Model EL (Elite) or approved equal, both traversing and rotating type.

12A-02 Blinds shall have top track only with manufacturer's standard baked enamel finish.

12A-03 Blades are to be PVC solid color, 31/2" wide, 0.03" thickness. Color shall be manufacturer's standard color as selected by the Owner and Architect.

                                  DIVISION 15
                                  -----------

                                   MECHANICAL
                                   ----------

DIVISION 15A- PLUMBING
----------------------

15A-01    CODES, ORDINANCES AND PERMITS
          -----------------------------

          1. All material and workmanship shall be in strict accordance with the following codes:

               A.  Massachusetts State Plumbing Code
               B.  Massachusetts State Building Code
               C.  National Fire Codes
               D.  Requirements of the Town of Westford, Massachusetts
               E.  Department of Public Health

15A-02    SANITARY WASTE AND VENT SYSTEM
          ------------------------------


          Interior waste and vent piping shall convey wastes to the sanitary waste system and shall be vented through the roof as required by code.

15A-03    ROOF DRAINAGE SYSTEM
          --------------------

          Interior roof drains shall be adequately sized and installed to drain all roof surfaces and shall be connected to the storm drain outside the building line.

15A-04    COLD AND HOT WATER SYSTEMS
          --------------------------

          1. Cold and hot water systems shall be installed to service all fixtures and equipment indicated on the final design drawings requiring cold and hot water.

          2. Cold and hot water shall be sized in accordance with the latest requirements of the applicable plumbing code.

15A-05    PIPING AND FITTINGS
          -------------------

          1. Piping and fittings shall be cast iron for sanitary and storm and copper for water, all conforming to the latest ASTM and/or F.S. standards.

15A-06    PIPING AND DRAINAGE ACCESSORIES
          -------------------------------

          1. Roof drains, wall/ground hydrants, cleanouts and fixture carriers shall be as manufactured by J.R. Smith, Josam, Zurn or approved equal. Pressure reducing valves and back flow precentor, if required, shall be as manufactured by Watts or approved equal.


15A-07    INSULATION
          ----------

          1.   Horizontal rain leaders and all roof drains shall be insulated.

15A-08    PLUMBING FIXTURES
          -----------------

          1. Water closets shall be wall-hung, elongated, flush valve closet with 1 1/2" top stud and exposed valve as manufactured by Kohler/company or approved equal, with white, open front seats, no cover.

          2. Urinals shall be wall hung, white with 1 1/2" top stud, exposed valve as manufactured by Kohler Company or approved equal.

          3.   Lavatories shall be drop-in, counter type.

          4. Drinking fountains (one on each floor) as required by applicable code requirements shall be electric, semi-recessed, wall mounted type as manufactured by Halley Taylor or approved equal and will meet ADA Requirements.

          5.   Provide four (4) showers, one at each toilet room.

          6. One electric hot water heater, sized to suit the building requirements, shall be provided.

          7. The number of plumbing fixtures shall be as indicated on the final design drawings.

          8. Handicap type fixtures will be provided in the toilet rooms as required by applicable codes.

15A-09    TESTING
          -------

          All piping systems shall be tested in accordance with the applicable codes.

SECTION 15B - HEATING, VENTILATING AND AIR CONDITIONING
-------------------------------------------------------

15B-01 Provide 70 tons of rooftop, variable volume, heating, ventilating and air conditioning to provide comfort heating and cooling on a year-round basis with controlled night set back and economizing features, and shall meet all applicable code requirements. Equipment shall be as manufactured by Carrier, Trane or approved equal as selected by Gutierrez Construction Co., Inc. A low voltage, automatic temperature control system will also be provided. Includes VAV Units, ductwork and diffusers for an "open office" layout at tenant areas.

                      ------------------------

SECTION 15B - HEATING, VENTILATING AND AIR CONDITIONING (Continued)
-----------   -----------------------------------------

15B-03        DUCTWORK
              --------

              All ductwork shall be galvanized steel to meet ASHRAE Standards. Flexible duct runouts shall not exceed eight feet (8').

15B-04        GRILLES AND DIFFUSERS
              ---------------------

              Diffusers with balancing dampers shall be as manufactured by Titus or approved equal. Diffusers in office areas at the perimeter of the shall be 2' and 4' long, non-insulated, lineal slot type, approximately 10' on center. Interior diffusers shall serve areas not exceeding 300 square fee or floor area. Return grilles shall be white plastic eggcrate. Above the ceiling shall be used as a return air plenum.

15B-05        TOILET ROOM EXHAUST
              -------------------

              A toilet room exhaust system shall be installed in accordance with the code requirements.

15B-06        HEATING, VENTILATING AND AIR CONDITIONING SYSTEM
              ------------------------------------------------

              A zoned heating, ventilating and air conditioning system, including distribution duct work, diffusers return air grilles and thermostatic control for general open office use and nineteen partitioned offices shall be provided.

SECTION 15C - SPRINKLERS
------------------------

15C-01 An automatic, wet pipe, light hazard sprinkler system at base building and open office areas shall be provided. System shall be designed to meet ISO and NFPA #13 Requirements. Heads for the base building and open office areas shall be chrome plated, semi-recessed, pendent type. Heads in open areas with no ceilings shall be the brass, upright type. Testing shall be in accordance with ISO and NFPA Pamphlet No. 13. Furnish and install tamper and flow stitches. Wiring shall be by the electrical subcontractor.

15C-02        Includes sprinkler heads at nineteen partitioned offices.

                                  DIVISION 16
                                  -----------

                                   ELECTRICAL
                                   ----------

SECTION 16A - ELECTRICAL WORK
-----------------------------

16A-01    SERVICE ENTRANCE
          ----------------

          Electrical service will be connected to the existing switchboard locate don the first floor in the existing building.

16A-02    CODES AND STANDARDS
          -------------------

          Materials and workmanship shall conform with the latest editions of the following applicable codes, standards and specifications:

          1.  National Board of Fire Underwriters
          2.  Underwriter's Laboratories, Inc.
          3.  National Electrical Code
          4.  National Bureau of Standards Handbook 11-30, National Safety Code
          5. Local and State Building Codes, and all other authorities having jurisdiction

16A-03    RACEWAYS AND CONDUCTORS
          -----------------------

          Generally, wiring will consist of insulated conductors installed in 3/4" minimum size, rigid, zinc coated, steel conduit. Flexible conduit will be sued for terminal connection at all motors.
          Electrical metallic tubing will be sued in areas above hung ceilings. Aluminum conduit may be used on concealed areas or in areas eight feet (8') above the floor. No aluminum conduit will be used in concrete or underground. BX may be used where allowed by applicable codes. Above the ceiling is used as a return air plenum. Conductors will be 600 volt copper, except where otherwise noted. Wire/Cable #2 and larger may be aluminum with high press lugs. Raceways from the panel boards to the ceiling will be provided. The following conductors will be used:


          1.  Power:      #12 Minimum 75 (Degrees) C THWN
          2.  Lighting    #12 Minimum 75 (Degrees) C THWN
          3.  Control:    #14 Minimum 75 (Degrees) C THWN
          4.  Fixture:    #16 Minimum 90 (Degrees) C THWN
          5.  Alarm:      #14 Minimum 75 (Degrees) C THWN


16A-04    GROUNDING SYSTEM
          ----------------

          Grounding will consist of copper-clad, steel rods connected with bare copper cable. The grounding system will be connected to the existing ground in the power plan. The interconnection conductors will be built into the main feeder cable. Building steel and all electrical equipment will be grounded.

16A-05    FEEDER CIRCUITS
          ---------------

          Feeders will supply 480/227 volt power from the main distributor to distribution panels. Main service will be adequately sized to serve the building's requirements as specified in these outline specifications.

16A-06    TRANSFORMERS
          ------------

          Dry-type transformers will be provided for 120/208 volt panels and will be sized for 4 watts per square foot of power.

16A-07    PANELBOARDS
          -----------

          Panelboards will be 480/277 volt, 3-phase, 4-wire and 120/208 volt, 3-phase, 4-wire with bolted in circuit breakers. Panelboards will be sized for the HVACX and 2 watts per square foot at 480 volts for the 277 volt light fixtures and 4 watts per square foot at 480 volts for 120/208 volt power. Panelboards will be located in electrical closets on each floor. There will be one (1) electrical closet per floor.

16A-08    WIRING DEVICES, OUTLETS AND SWITCHES
          ------------------------------------

          1.  Switches will be the quiet, toggle type, NEMA Standard.
              a. Switches for open office areas will be located in the vicinity of the lobby.
              b.  Provide one (1) switch at nineteen partitioned offices.

          2.  Convenience outlets will be duplex grounding type, 20 Amp. rated,
NEMA S        Standard.
              a. Provide one (1) multi-circuit, 20 Amp. rated, 120 Volt duplex wall outlets at every ten feet (10') of perimeter wall.
              b. Provide three (3) multi-circuit, 20 amp rated, 120 volt duplex wall outlet at nineteen partitioned offices (total of 57 outlets).

          3.   Device plates will be ivory colored plastic.

16A-09    INDOOR LIGHTING
          ---------------

          Lighting will be fluorescent, parabolic and/or incandescent for the base building. Lighting in Office/R&D areas will be 277 Volt, 24" x 48", lay-in, parabolic, 18 cell troffers with electronic ballasts and T-8 lamps.

          Provide one (1) light fixture for every ninety six (96) square feet of usable area in tenant space.

16A-10    OUTDOOR LIGHTING
          ----------------

          Outdoor lighting will be adjusted for the expansion to produce similar lighting conditions.

16A-11    EMERGENCY WORK (Continued)
          --------------

          Provide emergency power for exit lights, emergency lighting and local fire alarm system. Power source for emergency power shall be wet cell batteries located in the electrical rooms.

16A-12    TELEPHONE EQUIPMENT
          -------------------

          Provide two (2) 4" sleeves through the second and third floor slabs. Interconnection and telephone equipment will be by the telephone company. Telephone interface will be the responsibility of the tenant and interface equipment will be located in the tenant space.

16A-13    FIRE ALARM SYSTEM
          -----------------

          The existing fire alarm system will be modified to receive the additional pull stations and horn/strobe units required for the open office layout.

                                  DIVISION 17
                                  -----------

                                   EXCLUSIONS
                                   ----------

1. Power wiring for any special equipment or outlets other than those specified in these Outline Specifications.

2.   Special floor finishes, other than those specified.

3.   Special wall finishes, other than those speified.

4.   Special millwork items other than those specified.

5. Health Department or other regulatory agency requirements resulting from tenant's operations unknown to Gutierrez Construction Co., Inc.

6.   Furniture, furnishings, etc.

7.   Security, intercom or sound system.

8.   Vending machines or provisions for such.

9.   Kitchen equipment.

10.  Moveable partitions.

11.  Special exhaust systems.

12.  Underfloor duct systems.

13.  Drinking fountains, other than those specified.

14. Drywall partitions, including demising walls and painting for tenant areas except for those specified in Section 9D.04.

15.  Doors, frames and hardware for tenant areas except for those specified in
     Section 8A.02.

16.  Vinyl base for tenant areas other than those specified.

17. Power distribution, lights, outlets, light switches, exit signs/lights, and emergency lights at tenant areas other than those specified.

18.  Special modifications required for a day care centre, if any.

19.  Sprinkler piping and heads at tenant areas other than those specified.

20. HVAC air terminal units, duct work, grilles and diffusers at tenants areas other than those specified.

21.  An emergency/standby generator and UPS System is not included.

                                  EXHIBIT E-1
                            [As of March 27, 1998]

1. Electric Easement from Arturo J. Gutierrez, et al., Trustees, Michelson Farm-Westford Technology Park IV Limited Partnership ("Partnership IV") and Partnership VI to Massachusetts Electric Company, dated July 28, 1987, recorded at Book 4200, Page 274.

2. Easement to New England Telephone and Telegraph Company, dated May 1, 1987, recorded July 2, 1987.

3. Terms and provisions of Grant of Easements made as of January 1, 1987, by and among Stock Family Limited Partnership et al., recorded March 14, 1988 and Book 4435, Page 121.

4. Terms and provisions of Sewer Line Easement made as of February 18, 1988, by Arturo J. Gutierrez, et al., Trustees, Partnership IV and Partnership VI, recorded March 14, 1988 at Book 4435, Page 110.

5. Vault Easement to New England Telephone and Telegraph Company dated July 23, 1987 and recorded at Book 4180, Page 66.

6. Matters shown on a survey by Howe Surveying Associates, Inc. dated March 16, 1998 entitled "ALTA/ACSM Land Title Survey of Lot 6B."

7. Amended and Restated Declaration of Easements and Maintenance Agreement dated as of September 3, 1997 and recorded at Book 8793, Page 245 with the Easement Plan dated June 13, 1996, revised July 11, 1996, August 15, 1996, August 22, 1996, April 16, 1997 and July 27, 1997 and recorded in Plan Book 195, Plan 64.

8. Order of Conditions (DEQE File Nos. 334-207, 208, 209 and 210) issued by the Westford Conservation Commission on April 14, 1986 and recorded at Book 3459, Page 212, Order of Conditions (DEQE File Nos. 334-207A, 208, 209 and
     210A) issued by the Westford Conservation Commission on November 23, 1987 and recorded at Book 447, Page 129, Order of Conditions (DEP File NO. 334-207B, 208A, 209A, 210B) issued by the Westford Conservation Commission and recorded at Book 5857, Page 257 and Order of Conditions (DEP File NO. 334-
     639) issued by the Westford Conservation Commission and recorded at Book 7256, Page 71.

9. Notice of Right of First Refusal between Partnership VI and Lotus Development Corporation recorded in Book 8163, Page 11.

10. Mortgage Deed and Security Agreement dated March 23, 1998 from Partnership VI to Dynex Commercial, Inc. in the principal amount of $5,750,000.00 and recorded on March 27, 1998 at Book 9160, Page 21.

11. Assignment of Leases and Rents from Partnership VI to Dynex Commercial, Inc. dated March 23, 1998 and recorded on March 27, 1998 at Book 9160, Page 80.

12. UCC-1 Financing Statement naming Partnership VI as Debtor and Dynex Commercial, Inc. as Secured Party recorded on March 27, 1998 at Book 9160, Page 93.

13. An unrecorded Lease with Davox Corporation dated February 28, 1997, as affected by a Subordination, Nondisturbance and Attornment Agreement with Dynex Commercial, Inc.

                                  EXHIBIT "F"
                         LANDLORD, TENANT, CONTRACTOR
                             CHANGE PROPOSAL FORM
                             --------------------


Project:       _________________________
               _________________________          R___________    NR_________
Proposal No.   _________________________
From:  (Landlord)_______________________          BB__________    TW_________
To: (Contractor)________________________
CC: (Tenant)____________________________

________________________________________________________________________________
Step 1:   Contractor:      Provide an estimate for the described work.
          Architect:       Develop proper plans and specifications to clarify
                           described work.
          Description:     (List Drawings)
          -----------
          Landlord:________________________Reason:______________________________

________________________________________________________________________________
Step 2:   Contractor:       Proceed with work as definitive plans become
                            available.
          Landlord:________________________Date:________________________________

________________________________________________________________________________
Step 3:   Cost of Work
          a.  Cost of the work                         $_________________
              (See attached breakdown)
          b.  Overhead and General Conditions          $_________________
          c.  Subtotal                                 $_________________
          d.  Add construction fee                     $_________________
          e.  Total Cost of Work                       $_________________

Submitted by:_________________________________  ____________________________
                                                    Date
Contractor
----------

________________________________________________________________________________
Step 4:   The submitted Cost of Work has been reviewed and is (not) approved.
          _____________________________  ________________________________
                 Architect                       Date

          Design Fees -                                $_________________
          TOTAL COST OF PROPOSAL                       $_________________

________________________________________________________________________________
Step 5:   FINAL ACTION

          a.  The Tenant _____________________ Hereby agrees to reimburse the
                             Name of Firm
              Landlord the Total Cost of Proposal shown in Step 4 above.

          _________________________________________    _______________________
              Authorized Tenant's Representative                Date

          b. This bulletin is approved (rescinded) and the work above is (not) to be performed. Cost of this work shall be included in Change Order No. ____

          _________________________________________    _______________________
              Landlord                                          Date

                                  EXHIBIT "G"
                                  -----------
                               COST OF THE WORK
                               ----------------

REIMBURSABLE COSTS:
------------------

The following 8 numbered items shall be used to determine and calculate the Cost of the Work:

The term Cost of the Work shall mean direct costs necessarily incurred and paid by the Contractor in the proper performance of the Tenant's Work, changes in Landlord's Work initiated by Tenant, and Tenant Alterations work performed by Landlord. Such costs shall be at rates not higher than the standard paid in the greater Boston area and shall include and be limited to the items set forth below.

          1. Costs of all materials, supplies and equipment incorporated in the work, including costs of transportation thereof.

          2. Payments made by the Contractor to subcontractors for work performed pursuant to subcontracts.

          3. Rental charges of all necessary machinery and equipment, exclusive of hand tools, used at the site in performance of the work, whether rented from the Contractor or others, including installation, minor repairs and replacements, dismantling, removal, transportation and delivery costs thereof, at rental charges consistent with those prevailing in the greater Boston area.

          4. Sales, use, or similar taxes related to the work and for which the Contractor is liable, which are imposed by any governmental authority.

          5. Permit fees associated with Cost of the Work as defined in this Exhibit and deposits lost for causes other than due to the Contractor's negligence.

          6. Losses and expenses, due to physical damage, not compensated by insurance or otherwise and excluding any deductible, sustained by the Contractor as a result of Davox' fault or negligence in connection with the work, provided they have resulted from causes other than the fault or neglect of the Contractor or its representatives. Such losses shall include settlements made with the written consent and approval of the Tenant. If, however, such loss requires reconstruction and the Contractor is placed in charge thereof, he shall be paid for his services a fee of six percent (6%) of the cost of such work.

          7. Costs incurred due to an emergency affecting the safety of persons and property, not compensated by insurance or otherwise and excluding any deductible, sustained by the Contractor in connection with the work, provided they have resulted from causes other than the fault or neglect of the Contractor or its representatives.

          8. Other costs incurred in the performance of the work if and to the extent approved in advance in writing by the Tenant.

Note: All other work and items customary or necessary to complete the Tenant's Work, Landlord's Work beyond such work listed in the outline specifications, and Tenant Alterations work completed by Landlord shall be provided by Landlord as part of its overhead and supervision fees, for which Landlord shall be paid seven percent (7%) of the Cost of the Work as defined in Numbers 1 through 8 above.

                                  EXHIBIT "H"
                                  ----------
CERTIFICATE OF                           OWNER       [_]
SUBSTANTIAL COMPLETION                   ARCHITECT   [_]
AIA DOCUMENT G704                        CONTRACTOR  [_]
                                         FIELD       [_]
(Instructions on reverse side)           OTHER       [_]
________________________________________________________________________________

PROJECT:                                 PROJECT NO.:
(Name and address)
                                         CONTRACT FOR:
                                         CONTRACT DATE:

TO OWNER:                                TO CONTRACTOR:
(Name and address)                       (Name and address)


DATE OF ISSUANCE:
PROJECT OR DESIGNATED PORTION SHALL INCLUDE:


The Work performed under this Contract has been reviewed and found, to the Architect's best knowledge, information and belief, to be substantially complete. Substantial Completion is the stage in the progress of the Work when the Work or designated portion thereof is sufficiently complete in accordance with the Contract Documents so the Owner can occupy or utilize the Work for its intended use. The date of Substantial Completion of the Project or portion thereof designated above is hereby established as

Which is also the date of commencement of applicable warranties required by the Contract Documents, except as stated below:

________________________________________________________________________________

A list of items to be completed or corrected is attached hereto. The failure to include any items on such list does not alter the responsibility of the Contractor to complete all Work in accordance with the Contract Documents.


____________________________  ___________________________  _____________________
ARCHITECT                     BY                           DATE

The Contractor will complete or correct the Work on the list of items attached
hereto within                                   days from the above date of
Substantial Completion.

____________________________  ___________________________  _____________________
CONTRACTOR                    BY                           DATE

The Owner accepts the Work or designated portion thereof as substantially complete and will assume full possession thereof at
                         (time) on                            (date).

____________________________  ___________________________  _____________________
OWNER                         BY                           DATE

________________________________________________________________________________

The responsibilities of the Owner and the Contractor for security, maintenance, heat, utilities, damage to the Work and insurance shall be as follows:
(Note - Owner's and Contractor's legal and insurance counsel should determine and review insurance requirements and coverage.)

CAUTION: You should use an original AIA document which has this caution printed in red. An original assures that changes will not be obscured as may occur when documents are reproduced.

INSTRUCTION SHEET
FOR AIA DOCUMENT G704, CERTIFICATE OF SUBSTANTIAL COMPLETION

--------------------------------------------------------------------------------

A.   GENERAL INFORMATION
     1.   Purpose

              (NOT LEGIBLE)


     2.   Related Documents

              (NOT LEGIBLE)


     3.   Use of Current Documents

          Prior to using any AIA document, the user should consult the AIA, an AIA component chapter or a current AIA Documents List to determine the current edition of each document.

     4.   Limited License for Reproduction

          AIA Document G704 is a copyrighted work and may not be reproduced or excerpted from in substantial part without the express written permission of the AIA. The G704 document is intended to be used as a consumable-that is, the original document purchased by the user is intended to be consumed in the course of being used. There is no implied permission to reproduce this document, nor does membership in The American Institute of Architects confer any further rights to reproduce G704.
          A limited license is hereby granted to retail purchasers to reproduce a maximum of ten copies of a completed or executed G704, but only for use in connection with a particular Project.

B.   COMPLETING THE G704 FORM
     1. After the words "Project or Designated Portion shall include: ", insert a detailed description of the Project or portion(s) of the Project that have been accepted as being substantially complete.
     2.   Determine Work to be completed.
          Provide a list of items that are to be completed or corrected. Determine dates for completion of the Work.
          Establish an amount to be withheld to complete the Work.

C.   EXECUTION OF THE DOCUMENT
     The G704 document should be executed in not less than triplicate by the Owner, Architect and Contractor, each of whom retains an original.

                                  EXHIBIT "I"
                                  ----------
                        CERTIFICATE OF FINAL COMPLETION
                        -------------------------------


Project:  Westford Technology Park                   Lease Date:
          Building 6 Expansion
Location: Westford, Massachusetts                    Date:
Owner:    Michelson Farm - Westford Technology
          Park VI Limited Partnership                Trade:


( )  All work has been completed in accordance with Contract Documents.

     ( ) All work has been completed in accordance with Contract Documents, except for that listed in attached schedule for which a credit has been taken.



Final Inspection was made _____________________ in the presence of:



Remarks:



Owner must have completed or corrected all punch list items or accepted credit for unsatisfactory or incomplete work and submitted all Close-out Documents as listed on Close-out Documents - Record & Transmittal Form.

This is to certify that Davox Corporation will not be held responsible for any bills, liens, claims or demands in connection with the above noted project. All workmanship and materials are hereby guaranteed in accordance with stipulations in the contract documents and the lease on Certificate of Substantial Completion.

                                      TENANT:
                                      DAVOX CORPORATION

By:________________________________   By:_________________________________

Title:_____________________________   Title:______________________________

Date:______________________________   Date:_______________________________

                                  EXHIBIT "J"
                                  ----------
                     OVERHEAD AND GENERAL CONDITION ITEMS
                     ------------------------------------


1. Wages paid for labor in the direct employ of Gutierrez Construction Co., Inc. ("Contractor") in the performance of the work under applicable collective bargaining agreements, or under a salary or wage schedule agreed upon by the Landlord, and Contractor, and including such welfare or other benefits, if any, as may be payable with respect thereto.

2. Salaries of Contractor's personnel when stationed at the field office, in whatever capacity employed, and a proportionate share of the project manager and construction managers' salaries, whether at the job site or in the main office. Personnel engaged at shops or on the road in expediting the production or transportation of materials or equipment shall be considered as stationed at the field office and their salaries paid for that portions of their time spent on the work.

3. Cost of contributions, assessments or taxes incurred during the performance of the work for such items as unemployment compensation and social security, insofar as such cost is based on wages, salaries or other remuneration paid to employees of the Contractor and included in the Cost of the Work under subparagraphs 9 and 10.

4. The portion of reasonable travel and subsistence expenses of the Contractor or of his officers or employees incurred while traveling in discharge of duties connected with the work.

5. Cost, including transportation and maintenance, of all materials, supplies, equipment, temporary facilities and hand tools not owned by the workers, which are consumed in the performance of the work, and cost less salvage value on such items used but not consumed which remain the property of the Contractor.

6. Cost of premiums for all bonds and insurance, which the Contractor is required by the construction contract or this Lease, to purchase and maintain.

7. Minor expenses such as telegrams, long distance telephone calls, telephone service at the site, expressage, drawing reproduction, mail service, special deliveries, and similar petty cash items incurred in connection with the Tenant's Work.

8.   Cost of all clean up and removal of debris.

9.   The cost of temporary power, lights, and heat.

10.  The cost of temporary enclosures and partitions.